TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES ANNUAL REPORT

DECEMBER 31, 2000


PAGE


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL  CONSIDERATIONS,  WHICH INCLUDE
RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.


PAGE


December 31, 2000

[PICTURE AND BIO OF UMRAN DEMIRORS APPEARS HERE]

Dear Shareholder:

The Templeton Institutional Funds, Inc., Emerging Fixed Income Markets Series (the "Fund") reported a cumulative total return of 12.07% for 2000, compared to the unmanaged JP Morgan Emerging Markets Bond Index Plus ("EMBI+") cumulative total return of 16.66% and the JP Morgan Emerging Markets Bond Index Global ("EMBIG") cumulative total return of 14.41%. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), the index is not managed according to any investment strategy, and it does not include any management or operating expenses. Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.

(Insert performance chart below)

                          TOTAL RETURNS AS OF 12/31/00
                                                                   Cumulative
                                                One-Year            Since
                                                Average            Inception
                                                Annual/1/,/2/    (06/04/97)/1,3/
                                              ---------------------------------
TIFI Emerging Fixed Income Markets Series        12.07%              35.21%
JP Morgan EMBI+ /4/                              15.66%              29.84%
JP Morgan EMBIG /4/                              14.40%              30.19%

1. The Fund's Fund Administrator, Investment Manager, and Transfer Agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2001. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator, Investment Manager, and Transfer Agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2001, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's Fund Administrator, Investment Manager, and Transfer Agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year average annual total return and cumulative total return would have been lower, 10.26% and 21.64%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the indicated period.

3. Cumulative total return represents the change in value of an investment over the indicated period.

4. Sources: JP Morgan. We are replacing the Emerging Markets Bond Index Plus (EMBI+) with the Emerging Markets Bond Index Global (EMBIG) as a benchmark for the Fund because we believe that the composition of the EMBIG provides a more appropriate comparison to the Fund's current and past portfolio. The EMBI+ may be eliminated from next year's annual report. The EMBIG tracks total returns for U.S-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds, and local market instruments. The EMBI+ tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Both indices include reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio procedures. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.


PAGE


The emerging bond market generally rose during 2000 as commodity prices continued to recover and many issuer governments adhered to sound economic policies. As mentioned in prior reports, rising commodity prices typically improve export revenues and, hence, the external debt repayment capacity of issuer countries. The market experienced some volatility during the fourth quarter, however, caused by investor uncertainty regarding the U.S. equity market and developments in Argentina and Turkey, but ended on a positive trend.


GEOGRAPHIC DISTRIBUTION ON 12/31/00
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

[PIE CHART]

Asia                      13.7%
Europe                    15.7%
Latin America             58.0%


FUND ASSET ALLOCATION ON 12/31/00

[PIE CHART]

Short-Term Investments and Other Net Assets       12.6%
Fixed Income                                      87.4%


During the period under review, bond prices rose in most of the emerging market countries that comprise the JP Morgan EMBIG. Within this index, Russia was the best performer again with a total return of 54.85% during the period. Other countries that generated relatively higher positive returns during the period were Ecuador, with a total return of 53.91%; Mexico, up 17.54%; Venezuela, with a total return of 16.02%; and Brazil, up 13.04%. The only exception to this positive performance was Ivory Coast, which fell 20.18% during the period.

The relatively attractive yields offered by emerging market bonds, compared to high yield bonds in the United States and other countries, resulted in increased demand for such instruments on the part of global high yield investors. The difference in yield at the beginning of the reporting period was approximately 400 basis points, for similarly rated bonds. The yield spread had fallen to about 250 basis points toward the end of the fiscal year. Regardless, we believe average yields to maturity of 11.63% for dollar-pay instruments in emerging markets remain relatively attractive. During the period, investors reallocated their portfolios away from U.S. high yield toward emerging markets (i.e., so-called "crossover investments") to obtain the attractive yields of emerging market bonds and to benefit from potential capital gains as their associated risk premium decreased. The latter occurred as credit ratings of emerging market bonds were upgraded, while those of other high yield bonds were downgraded in 2000 by the leading rating agencies, particularly in the United States. U.S. high yield bonds were downgraded largely because of the Federal Reserve's tightening of monetary policy and the expected reduction in economic growth, which was to result from such a policy stance.

Overall, Latin American bonds returned 12.53%, underperforming Non-Latins, which returned 18.22%. The outperformance of the Non-Latins was mostly attributable to the returns of European bonds. European instruments returned 30.88%, primarily as a result of Russia's strong performance. Russian bonds continued to rally as high oil prices helped improve fiscal and trade balances. Latin bonds benefited from the fact that the regional economy is recovering from last year's recession, which has helped reduce fiscal deficits and attract foreign investment. Meanwhile, Asian bonds returned 8.22%. Asia ex-Japan (i.e., South Korea, Malaysia, Taiwan, Singapore, etc.) benefited from strong economic growth across the region, particularly in the newly industrialized exporting countries
(NIEs). However, the rate of economic growth in Asia is leveling off as exports peak because of capacity constraints in the tradable sectors. African bonds provided the lowest return by region, at 6.74%. Africa as a whole had positive returns, but the region included the worst performing country, Ivory Coast.

The major developments in the Latin American countries included the economic recovery in Brazil. Stable inflation in Brazil enabled the Central Bank to reduce interest rates to stimulate the economy. The government was also successful in reducing the fiscal deficit and stabilizing debt/GDP and other important credit ratios. Meanwhile, Mexico continued to benefit from strong economic growth in the United States, had a successful presidential election, and was upgraded to investment grade status. Argentina's economy, however, in our opinion, has been slow to recover, causing concern among market participants. The government received an external financing package from the International Monetary Fund as it seeks to cut fiscal spending to bring its deficit to a more sustainable level. The government's increased borrowing during the year resulted in an increased supply of bonds to the market, which has saturated demand and caused Argentine bonds to underperform.

We have emphasized Latin America as a region because of the relatively higher yields and potential for capital gains as fundamentals improve. We have selected countries committed to economic reforms and credit quality improvement policies. The more significant allocation changes during the period included a reduction of the Fund's exposure to Argentina and Turkey and an increase in its allocation to Mexico and Brazil. We reduced the Fund's exposure to Argentina for the reason mentioned above. Turkey was reduced because of the negative impact of high oil prices on the economy and because of concerns in the banking sector. We continued to emphasize U.S. dollar-denominated instruments (more than 90% of the portfolio) to minimize currency exposure, and favor sovereign Eurobonds over Brady bonds because of their relatively higher current yield.




10 LARGEST POSITIONS ON 12/31/00
  (Percent of Total Net Assets)

Government of Brazil, 11.00%, 8/17/40                      15.3%
Republic of Argentina,  6.00%, 3/31/23                      8.7%
United Mexican States, 8.625%, 3/12/08                      8.5%
United Mexican States, 10.375%, 2/17/09                     5.8%
Russia Ministry of Finance, Reg S, 10.00%, 6/26/07          5.5%
Government of Brazil, 12.25%, 3/06/30                       4.9%
Republic of Korea, 8.875%, 4/15/08                          4.6%
Government of Malaysia, 8.75%, 6/01/09                      4.6%
Republic of Venezuela, 9.25%, 9/15/27                       4.4%
Republic of Panama, 9.375%, 4/01/29                         4.1%


Looking forward, we will maintain our focus on bonds from those countries with positive and sustainable economic growth, those that are making progress on reform, and those that are adhering to prudent demand management policies. We believe that the underlying value of such securities should continue to increase as a result of economic performance and the improved creditworthiness of these countries.

Meanwhile, we will continue to follow a defensive credit and currency posture to minimize default rates and meet the Fund's primary investment objective of generating high total return.

Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and adverse economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In fact, the Mexican Bolsa Index has increased 4,341.56% in the last 15 years, but has suffered 8 declines of more than 15% during that time./2/ In addition, the Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

This discussion reflects our views, opinions, and portfolio holdings as of December 31, 2000, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

-----------------
2 Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended December 31, 2000. Market return is measured in U.S. dollars and does not include reinvested dividends.

PAGE

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,
[GRAPHIC OMITTED]

/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.





Umran Demirors, Ph.D.
Chief Investment Officer
Templeton Global Bond Managers


PAGE



INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON1
$5,000,000 INVESTMENT: 06/04/97-12/31/00

TIFI Emerging Fixed Income Markets Series/1/
Emerging Markets Bond Index Global/4/

Periods ended December 31, 2000
                                                                    Since
                                                                  Inception
                                               One-Year           (06/04/97)
                                        ---------------------------------------
Average Annual Total Return/1,2/                12.07%              8.80%
Cumulative Total Return/1,3/                    12.07%             35.21%

- NOTE: First period return inception date is 06/04/97

Monthly                       US Dollar
                        TIFI - Emerging Fixed            US Dollar
                        Income Market Series          JP Morgan EMBI+

INCEPT                       $5,000,000                 $5,000,000
Jun-97                       $5,005,000                 $5,099,371
Jul-97                       $5,250,000                 $5,310,943
Aug-97                       $5,165,000                 $5,265,058
Sep-97                       $5,360,000                 $5,426,170
Oct-97                       $5,260,000                 $4,801,076
Nov-97                       $5,460,000                 $5,029,128
Dec-97                       $5,620,975                 $5,202,634
Jan-98                       $5,647,820                 $5,192,231
Feb-98                       $5,739,085                 $5,340,727
Mar-98                       $5,823,985                 $5,473,711
Apr-98                       $5,834,930                 $5,487,011
May-98                       $5,703,565                 $5,299,738
Jun-98                       $5,605,040                 $5,146,734
Jul-98                       $5,703,565                 $5,181,991
Aug-98                       $4,138,095                 $3,692,530
Sep-98                       $4,794,935                 $4,053,620
Oct-98                       $5,189,040                 $4,315,891
Nov-98                       $5,446,300                 $4,569,924
Dec-98                       $5,403,400                 $4,455,677
Jan-99                       $5,371,985                 $4,290,238
Feb-99                       $5,296,590                 $4,351,844
Mar-99                       $5,541,630                 $4,681,061
Apr-99                       $5,880,910                 $5,000,965
May-99                       $5,585,610                 $4,715,861
Jun-99                       $5,704,985                 $4,926,755
Jul-99                       $5,692,420                 $4,824,574
Aug-99                       $5,560,475                 $4,817,675
Sep-99                       $5,629,590                 $4,985,764
Oct-99                       $5,730,120                 $5,178,165
Nov-99                       $5,830,645                 $5,324,758
Dec-99                       $6,032,285                 $5,612,986
Jan-00                       $6,004,925                 $5,501,849
Feb-00                       $6,244,305                 $5,856,223
Mar-00                       $6,327,475                 $6,040,696
Apr-00                       $6,286,435                 $5,925,318
May-00                       $6,074,375                 $5,774,520
Jun-00                       $6,389,040                 $6,067,577
Jul-00                       $6,525,850                 $6,250,879
Aug-00                       $6,642,140                 $6,471,412
Sep-00                       $6,594,255                 $6,383,011
Oct-00                       $6,498,490                 $6,239,713
Nov-00                       $6,484,810                 $6,207,393
Dec-00                       $6,760,350                 $6,492,126

1. The Fund's Fund Administrator, Investment Manager, and Transfer Agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2001. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator, Investment Manager and Transfer Agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2001, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's Fund Administrator, Investment Manager and Transfer Agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year average annual total return and cumulative total return would have been lower, 10.26% and 21.64%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Sources: JP Morgan. We are replacing the Emerging Markets Bond Index Plus (EMBI+) with the Emerging Markets Bond Index Global (EMBIG) as a benchmark for the Fund because we believe that the composition of the EMBIG provides a more appropriate comparison to the Fund's current and past portfolio. The EMBI+ may be eliminated from next year's annual report. Indices are unmanaged and include reinvested interest . One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.


PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS



                                                                     Year Ended December 31,
                                                       -------------------------------------------------
                                                         2000        1999        1998        1997+
                                                       -------------------------------------------------

PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)

Net asset value, beginning of year                      $ 8.82       $ 8.59      $10.47      $10.00
                                                       ---------------------------------------------------
Income from investment operations:
     Net investment income                                 .89          .77         .84         .44
     Net realized and unrealized gains (losses)            .14          .22       (1.27)        .79
                                                       --------------------------------------------------
Total from investment operations                          1.03          .99        (.43)       1.23
                                                       --------------------------------------------------
Less distributions from:
     Net investment income                                (.89)        (.76)       (.86)       (.44)
     Net realized gains                                     --           --        (.56)       (.32)
     Tax return of capital                                  --           --        (.03)         --
                                                       ---------------------------------------------------
Total distributions                                       (.89)        (.76)      (1.45)       (.76)
                                                       ---------------------------------------------------
Net asset value, end of year                            $ 8.96       $ 8.82       $8.59      $10.47
                                                       ===================================================

Total return*                                            12.07%       11.77%      (3.98)%     12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                         $2,352       $2,103      $1,881      $2,249
Ratios to average net assets:
     Expenses                                             1.25%        1.25%       1.25%       1.25%**
     Expenses, excluding waiver and
       payments by affiliate                              2.90%        2.62%       3.74%       6.40%**
     Net investment income                                9.61%        8.57%       8.55%       7.26%**
Portfolio turnover rate                                 178.02%      297.46%     525.94%     172.62%


 * Total return is not annualized.
** Annualized.
 + For the period June 4, 1997 (commencement of operations) to December 31,
   1997.
++ Based on average weighted shares outstanding effective year ended
   December 31, 1999.




                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                            Principal
                                             Amount*                Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 87.4%
ARGENTINA 8.7%
Republic of Argentina, 6.00%, 3/31/23       $295,000              $204,287
                                                                ----------

BRAZIL 20.2%
Republic of Brazil:
  12.25%, 3/06/30                            125,000               115,938
  11.00%, 8/17/40                            440,000               360,250
                                                                ----------
                                                                   476,188
                                                                ----------
BULGARIA 2.1%
Republic of Bulgaria, Series A, FRN,
 7.75%, 7/28/24                               65,000                49,725
                                                                ----------

COLOMBIA 1.8%
Republic of Colombia, 9.75%, 4/23/09          50,000                42,125
                                                                ----------

MALAYSIA 4.6%
Government of Malaysia 8.75%, 6/01/09        100,000               108,285
                                                                ----------
MEXICO 16.0%
United Mexican States:
  8.625%, 3/12/08                            200,000               200,000
  10.375%, 2/17/09                           125,000               137,031
  11.50%, 5/15/26                             32,000                38,960
                                                                 ---------
                                                                   375,991
                                                                 ---------
NETHERLANDS 4.0%
Cellco Finance NV, 12.75%, 8/01/05           100,000                93,750
                                                                ----------

PANAMA 4.1%
Republic of Panama, 9.375%, 4/01/29          100,000                97,500
                                                                ----------

PERU 2.8%
Republic of Peru, FRN, 4.50%, 3/07/17        100,000               64,750
                                                                 ---------

POLAND 4.1%
Republic of Poland, FRN, 6.00%, 10/27/14     100,000               96,125
                                                                 ---------

RUSSIA 5.5%
Minfin of Russia, Reg S, 10.00%, 6/26/07     175,000               129,063
                                                                 ---------
SOUTH KOREA 4.6%
Republic of Korea, 8.875%, 4/15/08           100,000               108,313
                                                                 ---------
TURKEY 4.5%
Republic of Turkey,
  144A, 10.00%, 9/19/07                       47,000                43,005
  11.875%, 1/15/03                            70,000                62,125
                                                                 ---------
                                                                   105,130
                                                                 ---------
VENEZUELA 4.4%
Republic of Venezuela, 9.25%, 9/15/27        160,000               104,000
                                                                 ---------
TOTAL LONG TERM SECURITIES (COST $2,022,083)                     2,055,232
                                                                 ---------
SHORT TERM INVESTMENT 7.4%
Den Danske Bank, 6.375%, 1/02/01,
  Time Deposit                               110,000               110,000
U.S. Treasury Bills, 5.570% to 5.635%
  with, maturities to 3/29/01                 65,000                64,308
                                                                 ---------
TOTAL SHORT TERM INVESTMENTS (COST $174,298)                       174,308
                                                                 ---------
TOTAL INVESTMENTS (COST $2,196,381) 94.8%                        2,229,540
OTHER ASSETS, LESS LIABILITIES 5.2%                                122,777
                                                                 ---------
TOTAL NET ASSETS 100.0%                                         $2,352,317
                                                                ==========



*Securities denominated in U.S. dollars.







                       See Notes to Financial Statements




PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

Assets:
     Investments in securities, at value (cost $2,196,381)          $2,229,540
     Cash                                                                2,143
     Receivables:
       Investment securities sold                                        2,523
       Interest                                                         60,951
       From affiliates                                                  69,290
                                                                    ----------
         Total assets                                                2,364,447
                                                                    ==========
Liabilities:
     Accrued expenses                                                   12,130
                                                                    ----------
         Total liabilites                                               12,130
                                                                    ----------
Net assets, at value                                                $2,352,317
                                                                    ==========

Net assets consist of:
     Undistributed net investment income                            $    1,573
     Net unrealized appreciation                                        33,159
     Accumulated net realized loss                                    (249,787)
     Capital shares                                                  2,567,372
                                                                    ----------
Net assets, at value                                                $2,352,317
                                                                    ==========

Net asset value per share ($2,352,317/262,631 shares outstanding)        $8.96
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS




PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2000





Investment Income                                                     $241,309
                                                                      ---------
Expenses:
     Management fees (Note 3)                         $ 15,553
     Administrative fees (Note 3)                        1,672
     Report to shareholders                              1,130
     Registration and filing fees                       15,100
     Professional fees                                  27,400
     Directors' fees and expenses                        3,500
     Other                                                 160
                                                     ---------
          Total expenses                                                64,515
          Expenses waived/paid by affiliate (Note 3)                   (36,830)
                                                                       --------
            Net expenses                                                27,685
                                                                       --------
              Net investment income                                    213,624
                                                                       --------
Realized and unrealized gains (losses):
     Net realized loss from:
          Investments                                  (33,817)
          Foreign currency transactions                    (31)
                                                     ---------
            Net realized loss                                          (33,848)
            Net unrealized appreciation on investments                  69,715
                                                                      ---------
Net realized and unrealized gain                                        35,867
                                                                      ---------
Net increase in net assets resulting from operations                  $249,491
                                                                      =========



                        SEE NOTES TO FINANCIAL STATEMENT



PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2000 and 1999





                                                                           2000             1999
                                                                  ----------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  213,624        $ 167,889
     Net realized loss from investments and
       foreign currency transactions                                      (33,848)        (104,520)
     Net unrealized appreciation on investments                            69,715          158,099
                                                                  ----------------------------------
          Net increase in net assets resulting from operations            249,491          221,468

  Distributions to shareholders from net investment income               (212,391)        (167,297)

  Capital share transactions (Note 2):                                    212,391          167,297
                                                                  ----------------------------------
          Net increase in net assets                                      249,491          221,468

Net assets:
  Beginning of year                                                     2,102,826        1,881,358
                                                                  ----------------------------------
  End of year                                                          $2,352,317       $2,102,826
                                                                  ==================================
Undistributed net investment income included in net assets:
  End of year                                                          $    1,573              371
                                                                  ==================================

                       SEE NOTES TO FINANCIAL STATEMENTS.



PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation. Under normal market conditions, the Fund invests at least 65% of total assets in debt securities of emerging markets issuers, which include companies, governments and government agencies located in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $17,986.

2. CAPITAL STOCK

At December 31, 2000, there were 1.14 billion shares authorized ($0.01 par value), of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:




                                                                      YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                                2000                            1999
                                                   -------------------------------- ------------------------------
                                                      SHARES           AMOUNT          SHARES          AMOUNT
                                                   -------------- ----------------- -------------- ---------------
Shares issued on reinvestment of distributions        24,299      $     212,391        19,385      $     167,297
                                                   -------------- ----------------- -------------- ---------------
Net increase                                          24,299      $     212,391        19,385      $     167,297
                                                   ============== ================= ============== ===============


Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the Fund shares as of December 31, 2000.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
          FEE RATE      AVERAGE DAILY NET ASSETS
        ----------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion

TIC and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2001, as noted in the Statement of Operations.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES (CONT.)

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,212,730 was as follows:

               Unrealized appreciation          $ 46,550
               Unrealized depreciation           (29,740)
                                               ------------
               Net unrealized appreciation      $ 16,810
                                               ------------

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31, on the sale of securities.

At December 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $38,484. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

At December 31, 2000, the Fund had tax basis capital losses of $194,953, which may be carried over to offset future capital gains. Such losses expire December 31, 2007.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $3,712,542 and $3,509,610, respectively.


PAGE




(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243

ZT453 A 02/01